AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED JULY 6, 2016
TO THE
SUMMARY PROSPECTUS DATED FEBRUARY 29, 2016

AS SUPPLEMENTED JUNE 30, 2016

AMERICAN INDEPENDENCE NAVELLIER INTERNATIONAL FUND

(Ticker Symbols: IMSSX, IIESX)

At a Board meeting held on June 23, 2016 (“Board Meeting”), RiskX Investments, LLC (“RiskX Investments”), the adviser to the American Independence Navellier International Fund (the “International Fund”), recommended to the Trustees of the Board that Manifold Partners LLC (“Manifold”) be added as a sub-adviser to the International Fund in addition to Navellier & Associates, Inc. (“Navellier”). After careful consideration, the Trust’s Board, including a majority of the Independent Trustees, approved the addition of Manifold, approved the Form of Sub-Advisory Agreement between RiskX Investments and Manifold on behalf of the International Fund, subject to the approval of the International Fund’s shareholders, and approved the Form of Amended Sub-Advisory Agreement between RiskX Investments and Navellier, also subject to the approval of the International Fund’s shareholders. RiskX Investments also recommended that the International Fund be renamed the American Independence Multi-Manager International Fund, and the Trustees approved the name change, subject to shareholder approval of the Sub-Advisory Agreement.

With approximately $75 million assets under management as of March 31, 2016, Manifold serves as investment adviser to private investment funds and also provides sub-advisory services to Funds and other entities managed by other investment advisers. Manifold is a Delaware limited liability company formed in September 2012. Its principal owner is The Chalice Fund LLC, which is owned by Grail Partners LLC. Donald Putnam is the ultimate owner of Grail Partners; he serves as Manifold’s Executive Chairman and oversees all of Manifold’s business operations. Mr. Putnam is also the chairman of RiskX Investments.

Manifold’s primary method of security analysis is statistical in nature. Expected returns for each security in the eligible markets are calculated using a proprietary algorithm developed over the past number of years. This algorithm is statistical in nature and describes in a very general way the probable returns on individual equities given the properties of their return distributions relative to the market in which they trade. These analytical methods have been developed and tested over a period of years. In general, the approach is to compute statistical and fundamental factors describing a security’s price movements and to relate the values of these factors to future returns using past data. The relationships established between factor values and future returns using past data are then used to forecast future returns for securities using the current values of the statistical factors for each security. We believe these statistical methods of security analysis are related to, but more detailed than, charting or technical analysis as a method for related past security return patterns to expected future returns. This expected return information is used in combination with risk management and portfolio construction algorithms to create highly diversified portfolios with the desired risk characteristics.

The Trustees authorized the Trust’s officers to call a special meeting of shareholders, select a record date and meeting date, and prepare and file a proxy statement to approve the new Sub-Advisory Agreements; consequently, shareholders of record will receive a proxy statement in July 2016 containing additional details regarding the proposed Sub-Advisory Agreements and details regarding the special meeting of shareholders. Until such time as the shareholders approve the Sub-Advisory Agreement with Manifold and the Amended Sub-Advisory Agreement with Navellier, the International Fund will be managed by the current portfolio team disclosed in the Prospectus.

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